Supplement to the Fidelity® Contrafund®
February 22, 2000 Prospectus

Effective after the close of business on Friday December 15, 2000 shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 10 is no longer applicable.

The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" in the "Shareholder Information" section on page 19.

The fund normally pays dividends and capital gain distributions in February and December.

CON-00-03 December 18, 2000
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